UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     April 29, 2003


                               CNB Bancorp, Inc
            (Exact Name of Registrant as Specified in its Charter)


         New York                        17501                 14-1709485
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                          Identification No.)


12-24 North Main Street, Gloversville, New York                  12078
   (Address of Principal Executive Offices)                    (Zip Code)


Registrant's Telephone Number, including Area Code   (518) 773-7911


                                     N/A
        (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  The following exhibits are included with this Report:

              Exhibit 99         Press Release dated April 29, 2003


Item 9.  Regulation FD Disclosure

         On April 29, 2003, CNB Bancorp, Inc. (the "Company") issued a press release announcing that its board of directors has authorized, pursuant to the terms its Policy on Repurchases of Common Stock, the repurchase of an additional 5% of its outstanding shares of common stock. Such repurchases will be conducted over a two year period commencing June 1, 2003.

         This action represents a continuation of the Company's limited stock repurchase plan, first announced on February 1, 1999, the current term of which expires on June 1, 2003. To date, the Company has repurchased a total of 216,369 of its common shares under the repurchase plan. A copy of the press release issued by the Company is furnished as Exhibit 99 hereto.




                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: April 29, 2003      CNB Bancorp, Inc.


                           /s/ George A. Morgan
                           --------------------------------------------------
                           George A. Morgan
                           Executive Vice President & Chief Financial Officer

                                EXHIBIT INDEX


Exhibit Number             Exhibit Description

Exhibit 99                 Press Release dated April 29, 2003

                                                                   EXHIBIT 99


For Immediate Release                            Contact:
                                                 George Morgan
                                                 Executive V.P. and C.F.O.
                                                 CNB Bancorp, Inc.
                                                 10-24 North Main Street
                                                 Gloversville, New York 12078
                                                 Phone: (518) 773-7911
                                                 Fax:   (518) 725-0479




                              CNB BANCORP, INC.
                                  ANNOUNCES
                               STOCK REPURCHASE


         GLOVERSVILLE, NEW YORK, April 29, 2003 - CNB Bancorp, Inc. announced today that its board of directors has authorized the repurchase of an additional 5% of its outstanding shares, approximately 111,000 shares of its common stock over a two year period commencing June 1, 2003, continuing the Company's limited stock repurchase plan.

         The stock repurchase plan authorizes the Company to make repurchases from time to time in the open market or in privately negotiated transactions. Repurchased common shares will be added to the Company's treasury shares, and will be used to meet the Company's requirements for its stock option plans, employee benefit plans and for other corporate purposes. At March 31, 2003, the Company had 2,221,761 shares of common stock outstanding.

         This action represents a continuation of the Company's limited stock repurchase plan, first announced on February 1, 1999. The Company has repurchased a total of 216,369 of its common shares to date under the plan.

         With assets of $398 million at March 31, 2003, CNB Bancorp, Inc. is a financial holding company, whose subsidiaries, City National Bank and Trust Company and Hathaway Agency, Inc., provide commercial banking, retail banking, trust and insurance services in Fulton and Saratoga Counties.